Supplement Dated June 2, 2026

to the Statement of Additional Information dated May 18, 2026

AUGUSTAR LIFE INSURANCE COMPANY

AuguStar Variable Account A

StarStream Variable Annuity

You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy.

Effective June 2, 2026, in the abovementioned Statement of Additional Information, the first sentence under the section titled “Underwriter,” is deleted and replaced with the following:

The contracts are offered continuously through AuguStar Distributors, Inc. (“ADI”), the principal underwriter of the contracts, is located at One Financial Way, Cincinnati, OH 45242.